UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2015

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10989 (Commission File Number)	61-1055020 (IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois (Address of Principal Executive Offices)	60654 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On January 14, 2015, Ventas Realty, Limited Partnership (the “Issuer”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold (i) $600 million aggregate principal amount of its 3.500% Senior Notes due 2025 (the “2025 Notes”) and (ii) $300 million aggregate principal amount of its 4.375% Senior Notes due 2045 (the “2045 Notes” and, together with the 2025 Notes, the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-180521) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on April 2, 2012.  The Notes were sold pursuant to Underwriting Agreements dated January 7, 2015 among the Issuer, the Company, and the underwriters named therein.

The 2025 Notes were issued under the Indenture dated as of September 26, 2013 (the “Base Indenture”), as amended by the Fifth Supplemental Indenture dated as of January 14, 2015 (the “Fifth Supplemental Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee.  The 2045 Notes were issued under the Base Indenture, as amended by the Sixth Supplemental Indenture dated as of January 14, 2015 (the “Sixth Supplemental Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee.

Copies of the Base Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture are incorporated by reference herein or filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01.             Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
4.1

Indenture dated as of September 26, 2013 by and among Ventas, Inc., Ventas Realty, Limited Partnership, as Issuer, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3, File No. 333-180521).

4.2	Fifth Supplemental Indenture dated as of January 14, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Sixth Supplemental Indenture dated as of January 14, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: January 14, 2015	By:	/s/ Kristen M. Benson

	Name:	Kristen M. Benson
	Title:	Senior Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture dated as of September 26, 2013 by and among Ventas, Inc., Ventas Realty, Limited Partnership, as Issuer, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3, File No. 333-180521).

4.2	Fifth Supplemental Indenture dated as of January 14, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.

4.3	Sixth Supplemental Indenture dated as of January 14, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee.